                                                                   EXHIBIT 10.91

                                                                  EXECUTION COPY


--------------------------------------------------------------------------------


                          PASS THROUGH TRUST AGREEMENT

                          Dated as of February 9, 1998

                                    between

                                ATLAS AIR, INC.

                                      and

                            WILMINGTON TRUST COMPANY

                                   as Trustee

                                  $300,254,000

                     Atlas Air Pass Through Trust 1998-1A-S


          7.38% Atlas Air 1998-1A-S Initial Pass Through Certificates 7.38% Atlas Air 1998-1A-S Exchange Pass Through Certificates


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                                                     Page
                                                                                                                     ----
                                                        ARTICLE I

                                                       DEFINITIONS

   Section 1.01.  Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
   Section 1.02.  Compliance Certificates and Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   Section 1.03.  Form of Documents Delivered to Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
   Section 1.04.  Directions of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                                        ARTICLE II

                                            ORIGINAL ISSUANCE OF CERTIFICATES:
                                              ACQUISITION OF TRUST PROPERTY

   Section 2.01.  Delivery of Documents; Delivery Dates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
   Section 2.02.  Withdrawal of Deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
   Section 2.03.  Acceptance by Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
   Section 2.04.  Limitation of Powers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                                                       ARTICLE III

                                                     THE CERTIFICATES

   Section 3.01.  Title, Form, Denomination and Execution of Certificates   . . . . . . . . . . . . . . . . . . . . .  20
   Section 3.02.  Restrictive Legends   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
   Section 3.03.  Authentication of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   Section 3.04.  Transfer and Exchange   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
   Section 3.05.  Book-Entry Provisions for U.S. Global Certificate and Offshore Global Certificates  . . . . . . . .  25
   Section 3.06.  Special Transfer Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
   Section 3.07.  Mutilated, Destroyed, Lost or Stolen Certificates   . . . . . . . . . . . . . . . . . . . . . . . .  29
   Section 3.08.  Persons Deemed Owners   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   Section 3.09.  Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   Section 3.10.  Temporary Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   Section 3.11.  Limitation of Liability for Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                                                                                                      Page
                                                                                                                      ----
                                                        ARTICLE IV

                                               DISTRIBUTIONS; STATEMENTS TO
                                                    CERTIFICATEHOLDERS

   Section 4.01.  Certificate Account and Special Payments Account  . . . . . . . . . . . . . . . . . . . . . . . . .  31
   Section 4.02.  Distributions from Certificate Account and Special Payments Account   . . . . . . . . . . . . . . .  32
   Section 4.03.  Statements to Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
   Section 4.04.  Investment of Special Payment Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

                                                        ARTICLE V

                                                       THE COMPANY

   Section 5.01.  Maintenance of Corporate Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   Section 5.02.  Consolidation, Merger, Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

                                                        ARTICLE VI

                                                         DEFAULT

   Section 6.01.  Events of Default   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
   Section 6.02.  Incidents of Sale of Equipment Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
   Section 6.03.  Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit  . . . . . . . . . . . . . . . .  40
   Section 6.04.  Control by Certificateholders   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
   Section 6.05.  Waiver of Past Defaults   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
   Section 6.06.  Right of Certificateholders to Receive Payments Not to Be Impaired  . . . . . . . . . . . . . . . .  42
   Section 6.07.  Certificateholders May Not Bring Suit Except Under Certain
                       Conditions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
   Section 6.08.  Remedies Cumulative   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   Section 6.09.  Undertaking for Costs   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                                                       ARTICLE VII

                                                       THE TRUSTEE

   Section 7.01.  Certain Duties and Responsibilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
   Section 7.02.  Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
   Section 7.03.  Certain Rights of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

                                                                                                                      Page
                                                                                                                      ----
   Section 7.04.  Not Responsible for Recitals or Issuance of Certificates  . . . . . . . . . . . . . . . . . . . . .  45
   Section 7.05.  May Hold Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   Section 7.06.  Money Held in Trust   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   Section 7.07.  Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
   Section 7.08.  Corporate Trustee Required; Eligibility   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
   Section 7.09.  Resignation and Removal; Appointment of Successor   . . . . . . . . . . . . . . . . . . . . . . . .  47
   Section 7.10.  Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
   Section 7.11.  Merger, Conversion, Consolidation or Succession to Business   . . . . . . . . . . . . . . . . . . .  49
   Section 7.12.  Maintenance of Agencies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
   Section 7.13.  Money for Certificate Payments to Be Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . .  51
   Section 7.14.  Registration of Equipment Notes in Trustee's Name   . . . . . . . . . . . . . . . . . . . . . . . .  51
   Section 7.15.  Representations and Warranties of Trustee   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
   Section 7.16.  Withholding Taxes; Information Reporting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   Section 7.17.  Trustee's Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
   Section 7.18.  Preferential Collection of Claims   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

                                                       ARTICLE VIII

                                     CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

   Section 8.01.  The Company to Furnish Trustee with Names and Addresses of Certificateholders   . . . . . . . . . .  54
   Section 8.02.  Preservation of Information; Communications to Certificateholders   . . . . . . . . . . . . . . . .  54
   Section 8.03.  Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
   Section 8.04.  Reports by the Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

                                                        ARTICLE IX

                                                 SUPPLEMENTAL AGREEMENTS

   Section 9.01.  Supplemental Agreements Without Consent of Certificateholders   . . . . . . . . . . . . . . . . . .  55
   Section 9.02.  Supplemental Agreements with Consent of Certificateholders  . . . . . . . . . . . . . . . . . . . .  57
   Section 9.03.  Documents Affecting Immunity or Indemnity   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   Section 9.04.  Execution of Supplemental Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   Section 9.05.  Effect of Supplemental Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
   Section 9.06.  Conformity with Trust Indenture Act   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
   Section 9.07.  Reference in Certificates to Supplemental Agreements  . . . . . . . . . . . . . . . . . . . . . . .  59

                                                                                                                     Page
                                                                                                                     ----
                                                        ARTICLE X

                                        AMENDMENTS TO INDENTURE AND NOTE DOCUMENTS

   Section 10.01.  Amendments and Supplements to Indenture and Other Note
                       Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                                                        ARTICLE XI

                                                  TERMINATION OF TRUSTS

   Section 11.01.  Termination of the Trust   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

                                                       ARTICLE XII

                                                 MISCELLANEOUS PROVISIONS

   Section 12.01.  Limitation on Rights of Certificateholders   . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   Section 12.02.  Liabilities of Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   Section 12.03.  Registration of Equipment Notes in Name of Subordination Agent   . . . . . . . . . . . . . . . . .  63
   Section 12.04.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
   Section 12.05.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   Section 12.06.  Severability of Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
   Section 12.07.  Trust Indenture Act Controls   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   Section 12.08.  Effect of Headings and Table of Contents   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   Section 12.09.  Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   Section 12.10.  Benefits of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   Section 12.11.  Legal Holidays   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   Section 12.12.  Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
   Section 12.13.  Communication by Certificateholders with Other Certificateholders  . . . . . . . . . . . . . . . .  65
   Section 12.14.  Intention of Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

Reconciliation and tie between Atlas Air Pass Through Trust Agreement, dated as of February 9, 1998 and the Trust Indenture Act of 1939. This reconciliation does not constitute part of the Pass Through Trust Agreement.

                          Trust Indenture Act                                Pass Through Trust
                            of 1939 Section                                   Agreement Section
           ------------------------------------------------   ------------------------------------------------
                              310(a)(1)                                           7.07
                                 (a)(2)                                           7.07
                              312(a)                                              3.05; 8.01; 8.02
                              313(a)                                              7.07

                              314(a)                                              8.04(a) - (c)
                                 (a)(4)                                           8.04(d)
                                 (c)(1)                                           1.02
                                 (c)(2)                                           1.02
                                 (d)(1)                                           7.13; 11.01
                                 (d)(2)                                           7.13; 11.01
                                 (d)(3)                                           2.01
                                 (e)                                              1.02
                              315(b)                                              7.02
                              316(a)(last sentence)                               1.01(c)
                                 (a)(1)(A)                                        6.04
                                 (a)(1)(B)                                        6.05
                                 (b)                                              6.06
                                 (c)                                              1.04(d)
                              317(a)(1)                                           6.03
                                 (b)                                              7.13
                              318(a)                                              12.05


                          PASS THROUGH TRUST AGREEMENT

                 This PASS THROUGH TRUST AGREEMENT, dated as of February 9, 1998 (as the same may be amended, supplemented or modified from time to time, this "Agreement"), between ATLAS AIR, INC., a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware trust company, as Trustee, is made with respect to the formation of Atlas Air Pass Through Trust 1998-1A-S and the deemed issuance of 7.38% Atlas Air 1998-1A-S Initial Pass Through Certificates representing fractional undivided interests in the Trust.

                              W I T N E S S E T H:

                 WHEREAS, the Company has obtained commitments from Boeing (such term and certain other capitalized terms used herein are defined below) for the delivery of certain Aircraft;

                 WHEREAS, the Company as of the Transfer Date (as defined below) the Company will have financed the acquisition of all or a portion of such Aircraft either (i) through separate leveraged lease transactions, in which case the Company leases such Aircraft (collectively, the "Leased Aircraft") or (ii) through separate secured loan transactions, in which case the Company owns such Aircraft (collectively, the "Owned Aircraft");

                 WHEREAS, as of the Transfer Date in the case of each Leased Aircraft, each Owner Trustee, acting on behalf of the corresponding Owner Participant, will have issued pursuant to an Indenture, on a non-recourse basis, Equipment Notes in order to finance a portion of its purchase price of such Leased Aircraft;

                 WHEREAS, as of the Transfer Date in the case of each Owned Aircraft, the Company will have issued pursuant to an Indenture, on a recourse basis, Equipment Notes to finance a portion of the purchase price of such Owned Aircraft;

                 WHEREAS, as of the Transfer Date, the Related Trustee will assign, transfer and deliver all of such trustee's right, title and interest to the trust property held by the Related Trustee to the Trustee pursuant to the Assignment and Assumption Agreement (as defined below);

                 WHEREAS, the Trustee, effective only, but automatically, upon execution and delivery of the Assignment and Assumption Agreement, will be deemed to have delared the creation of the Atlas Air Pass Through Trust 1998-1S (the "Trust") for the benefit of the Certificateholders, and each Holder of Certificates outstanding as of the Transfer Date, as a grantor of the Trust, by its respective acceptance of such Certificates, will join in the creation of this Trust with the Trustee;

                 WHEREAS, all Certificates deemed issued by the Trust will evidence fractional undivided interests in the Trust and will convey no rights, benefits or interests in respect of any property other than the Trust Property except for those Certificates to which an Escrow Receipt has been affixed;

                 WHEREAS, to facilitate the sale of Equipment Notes to, and the purchase of Equipment Notes by, the Trustee on behalf of the Trust, the Company has duly authorized the execution and delivery of this Agreement as the "issuer", as such term is defined in and solely for purposes of the Securities Act, of the Certificates to be issued pursuant hereto and as the "obligor", as such term is defined in and solely for purposes of the Trust Indenture Act of 1939, as amended, with respect to all such Certificates and is undertaking to perform certain administrative and ministerial duties hereunder and is also undertaking to pay the ongoing fees and expenses of the Trustee;

                 WHEREAS, upon the execution and delivery of the Assignment and Assumption Agreement, all of the conditions and requirements necessary to make this Agreement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Agreement in the form and with the terms hereof have been in all respects duly authorized;

                 WHEREAS, upon issuance of the Exchange Certificates, if any, or the effectiveness of the Shelf Registration Statement, this Agreement as amended or supplemented from time to time, will be subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.01. Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                 (a)      the terms used herein that are defined in this
         Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

                 (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, or by the rules promulgated under the Trust Indenture Act, have the meanings assigned to them therein;

                 (c) all references in this Agreement to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Agreement;

                 (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision; and

                 (e) unless the context otherwise requires, whenever the words "including" "include" or "includes" are used herein, it shall be deemed to be followed by the phrase "without limitation".

                 "Act" has the meaning, with respect to any Certificateholder, specified in Section 1.04(a).

                 "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power, directly or indirectly, to direct the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Agent Members" has the meaning specified in Section 3.05(a).

                 "Agreement" has the meaning specified in the recitals hereto.

                 "Aircraft" means each of the Aircraft or Substitute Aircraft in respect of which a Participation Agreement is entered into in accordance with the Note Purchase Agreement.

                 "Assignment and Assumption Agreement" means the assignment and assumption agreement substantially in the form of Exhibit E to the Related Pass Through Trust Agreement executed and delivered in accordance with Section 11.01.

                 "Authorized Agent" means, with respect to the Certificates, any Paying Agent or Registrar for the Certificates.

                 "Avoidable Tax" has the meaning set forth in Section 7.09(e).

                 "Boeing" means The Boeing Company.

                 "Business Day" means, with respect to the Certificates, any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in Denver, Colorado, New York, New York, Chicago, Illinois or, so long as any Certificate is outstanding, the city and state in which the Trustee or any related Loan Trustee maintains its Corporate Trust Office or receives and disburses funds.

                 "Certificate" means any one of the Initial Certificates or Exchange Certificates and any such Certificates issued in exchange therefor or replacement thereof pursuant to this Agreement.

                 "Certificate Account" means, with respect to the Certificates, the account or accounts created and maintained for such series pursuant to Section 4.01(a).

                 "Certificateholder" or "Holder" means the Person in whose name a Certificate is registered in the Register for Certificates.

                 "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

                 "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects, directly or indirectly, book-entry transfers and pledges of securities deposited with the Clearing Agency.

                 "Company" means Atlas Air, Inc., a Delaware corporation, or its successor in interest pursuant to Section 5.02, or (only in the context of provisions hereof, if any, when such reference is required for purposes of compliance with the Trust Indenture Act) any other "obligor" (within the meaning of the Trust Indenture Act) with respect to the Certificates.

                 "Controlling Party" means the Person entitled to act as such pursuant to the terms of the Intercreditor Agreement.

                 "Corporate Trust Office" means, with respect to the Trustee or any Loan Trustee, the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

                 "Delivery Period Termination Date" has the meaning specified in the Related Pass Through Trust Agreement.

                 "Direction" has the meaning specified in Section 1.04(a).

                 "Equipment Notes" means all of the equipment notes issued under the Indentures.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor federal statute.

                 "Escrow Account" has the meaning specified in Section 2.02(b).

                 "Escrow Agent" means, initially, First Security, National Association, and any replacement or successor therefor appointed in accordance with the Escrow Agreement.

                 "Escrow Agreement" means the Escrow and Paying Agent Agreement dated as of February 9, 1998 relating to the Certificates, among the Escrow Agent, the Escrow Paying Agent, the Related Trustee (and after the Transfer Date, the Trustee) and Placement Agents, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Escrow Paying Agent" means the Person acting as paying agent under the Escrow Agreement.

                 "Escrow Receipt" means the receipt substantially in the form annexed to the Escrow Agreement representing a fractional undivided interest in the funds held in escrow thereunder.

                 "Escrowed Funds" has the meaning specified in Section 2.02(b).

                 "Event of Default" means an Indenture Event of Default under any Indenture pursuant to which Equipment Notes held by such Trust were issued.

                 "Exchange Certificates" means the certificates substantially in the form of Exhibit A to the Related Pass Through Trust Agreement issued in exchange for the Certificates pursuant to the Registration Rights Agreement and authenticated hereunder.

                 "Fractional Undivided Interest" means the fractional undivided interest in a Trust that is evidenced by a Certificate.

                 "Global Certificates" has the meaning specified in Section 3.01(d).

                 "Indenture" means each of the separate trust indentures and mortgages relating to the Aircraft, each as specified or described in a Delivery Notice delivered pursuant to the Note Purchase Agreement or the related Participation Agreement, in each case as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Indenture Event of Default" means, with respect to any Indenture, any Indenture Event of Default (as such term is defined in such Indenture).

                 "Initial Regular Distribution Date" means, with respect to the Certificates, the first Regular Distribution Date on which a Scheduled Payment is to be made.

                 "Institutional Accredited Investor" means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

                 "Intercreditor Agreement" means the Intercreditor Agreement dated as of February 9, 1998 among the Related Trustee (and after the Transfer Date, the Trustee), the Related Other Trustees (and after the Transfer Date, the Other Trustees), the Liquidity Providers, the liquidity providers relating to the Certificates issued under (and as defined in) each of the Related Other Pass Through Trust Agreements, and Wilmington Trust Company, as Subordination Agent and as trustee thereunder, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Issuance Date" means, with respect to the Certificates, the date of the issuance of such Certificates.

                 "Investors" means the Placement Agents together with all subsequent beneficial owners of the Certificates.

                 "Lease" means, with respect to each Leased Aircraft, any lease between an Owner Trustee, as the lessor, and the Company, as the lessee, referred to in the related Indenture, as such lease may be amended, supplemented or otherwise modified in accordance with its terms; and "Leases" means all such Leases.

                 "Leased Aircraft" has the meaning specified in the recitals hereto.

                 "Leased Aircraft Participation Agreement" means any participation agreement substantially in the form of Exhibit A-1 to the Note Purchase Agreement, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

                 "Letter of Representations" means, with respect to the Certificates, an agreement among the Company, the Related Trustee (and after the Transfer Date, the Trustee) and the initial Clearing Agency.

                 "Liquidity Facility" means, with respect to the Certificates, any revolving credit agreement, letter of credit or similar facility relating to the Certificates between a bank or other financial institution and a Subordination Agent, as amended, replaced, supplemented or otherwise modified from time to time in accordance with its terms and the terms of any Intercreditor Agreement.

                 "Liquidity Provider" means, with respect to the Certificates, a bank or other financial institution that agrees to provide a Liquidity Facility for the benefit of the holders of Certificates.

                 "Loan Trustee" means, with respect to any Equipment Note or the Indenture applicable thereto, the bank or trust company designated as loan or indenture trustee under such Indenture, and any successor to such Loan Trustee as such trustee; and "Loan Trustees" means all of the Loan Trustees under the Indentures.

                 "Non-U.S. Person" means a Person that is not a "U.S. person", as defined in Regulation S.

                 "Note Documents" means, with respect to the Certificates, the Equipment Notes with respect to such Certificates and, with respect to such Equipment Notes, the related Indenture, Note Purchase Agreement and, if the related Aircraft is leased to the Company, the related Lease and the related Owner Trustee's Purchase Agreement.

                 "Note Purchase Agreement" means, with respect to the Certificates, any note purchase, refunding, participation or similar agreement; and "Note Purchase Agreements" means all such agreements.

                 "Offering Memorandum" means the Offering Memorandum dated January 27, 1998 relating to the offering of the Certificates and the certificates offered under the Related Other Pass Through Trust Agreements.

                 "Officer's Certificate" means a certificate signed, (a) in the case of the Company, by the Chairman or Vice Chairman of the Board of Directors, the

         President, any Vice President or the Treasurer of the Company, signing alone, or (b) in the case of the Trustee or an Owner Trustee or a Loan Trustee, a Responsible Officer of the Trustee or such Owner Trustee or such Loan Trustee, as the case may be.

                 "Offshore Certificates Exchange Date" has the meaning specified in Section 3.01(d).

                 "Offshore Global Certificates" has the meaning specified in
         Section 3.01(d).

                 "Offshore Physical Certificates" has the meaning specified in
         Section 3.01(e).

                 "Opinion of Counsel" means a written opinion of legal counsel who (a) in the case of counsel for the Company may be (i) a senior attorney of the Company one of whose principal duties is furnishing advice as to legal matters, (ii) Cahill Gordon & Reindel or (iii) such other counsel designated by the Company and reasonably acceptable to the Trustee and (b) in the case of any Owner Trustee or any Loan Trustee, may be such counsel as may be designated by any of them whether or not such counsel is an employee of any of them, and who shall be reasonably acceptable to the Trustee.

                 "Other Pass Through Trust Agreements" means each of the two other Atlas Air 1998-1 Pass Through Trust Agreements relating to Atlas Air Pass Through Trust, Series 1998-1B-S and Atlas Air Pass Through Trust, Series 1998-1C-S, dated the date hereof.

                 "Other Trustees" means the trustees under the Other Pass Through Trust Agreements, and any successor or other trustee appointed as provided therein.

                 "Other Trusts" means the Atlas Air Pass Through Trust 1998-1B-S and the Atlas Air Pass Through Trust 1998-1C-S, each created on the date hereof.

                 "Outstanding" when used with respect to Certificates, means, as of the date of determination, all Certificates theretofore authenticated and delivered under this Agreement, except:

                          (a) Certificates theretofore cancelled by the Registrar or delivered to the Trustee or the Registrar for cancellation;

                          (b) All of the Certificates if money in the full amount required to make the final distribution with respect to such series pursuant to Section 11.01 hereof has been theretofore deposited with the Trustee in trust for the Holders of the Certificates as provided in Section
                 4.01 pending distribution of such money to such Certificateholders pursuant to payment of such final distribution payment; and

                          (c) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement.

                 "Owned Aircraft" has the meaning specified in the recitals hereto.

                 "Owned Aircraft Participation Agreement" means any participation agreement substantially in the form of Exhibit C-1 to the Note Purchase Agreement, as the same may be amended, supplemented or otherwise modified in accordance with its terms.

                 "Owner Trustee's Purchase Agreement" has the meaning, with respect to the Certificates if the related Aircraft is leased to the Company, specified therefor in the related Lease.

                 "Participation Agreement" means, collectively, the Leased Aircraft Participation Agreement and the Owned Aircraft Participation Agreement.

                 "Paying Agent" means, with respect to the Certificates, the paying agent maintained and appointed for the Certificates pursuant to
         Section 7.12.

                 "Permanent Offshore Global Certificates" has the meaning specified in Section 3.01(d).

                 "Permitted Investments" means obligations of the United States of America or agencies or instrumentalities thereof for the payment of which the full faith and credit of the United States of America is pledged, maturing in not more than 60 days after the date of acquisition thereof or such lesser time as is required for the distribution of any Special Payments on a Special Distribution Date.

                 "Person" means any person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, trustee, unincorporated organization, or government or any agency or political subdivision thereof.

                 "Physical Certificates" has the meaning specified in Section 3.01.

                 "Placement Agents" means Morgan Stanley & Co. Incorporated, BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation and Goldman, Sachs & Co.

                 "Placement Agreement" means the Placement Agreement dated January 27, 1998 among the Placement Agents and the Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Pool Balance" means, as of any date, (i) the original aggregate face amount of the Certificates as defined in the Related Pass Through Trust Agreement less (ii) the aggregate amount of all payments made in respect of the Certificates other than payments made in respect of interest or premium thereon or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Equipment Notes or other Trust Property held in the Trust and the distribution thereof to be made on such Distribution Date.

                 "Pool Factor" means, as of any date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance of such series as at such date by (ii) the original aggregate face amount of the Certificates as defined in the Related Pass Through Trust Agreement. The Pool Factor as of any Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Equipment Notes or other Trust Property held in the Trust and the distribution thereof to be made on such Distribution Date.

                 "Potential Purchaser" has the meaning, with respect to any Certificateholder, specified in Section 6.01(b).

                 "Private Placement Legend" has the meaning specified in
         Section 3.02(a).

                 "PTC Event of Default" means, with respect to the Certificates, any failure to pay within ten Business Days of the due date thereof: (i) the outstanding Pool Balance of such series of Certificates on the date specified in any Trust Supplement for such payment or (ii) interest due on the Certificates on any Distribution Date (unless the related Subordination Agent shall have made an Interest Drawing or Drawings (as defined in the related Intercreditor Agreement), or a withdrawal or withdrawals pursuant to a cash collateral account under such Intercreditor Agreement, with respect thereto in an aggregate amount sufficient to pay such interest and shall have distributed such amount to the Trustee).

                 "Purchasing Certificateholder" has the meaning, with respect to any Certificateholder, specified in Section 6.01(b).

                 "QIB" means a qualified institutional buyer as defined in Rule 144A.

                 "Record Date" means, with respect to any Trust or the related series of Certificates, (i) for Scheduled Payments to be distributed on any Regular Distribution Date, other than the final distribution with respect to such series, the 15th day (whether or not a Business
         Day) preceding such Regular Distribution Date, and (ii) for Special Payments to be distributed on any Special Distribution Date, other than the final distribution with respect to such series, the 15th day (whether or not a Business Day) preceding such Special Distribution Date.

                 "Register" and "Registrar" means, each with respect to the Certificates, the register maintained and the registrar appointed pursuant to Sections 3.04 and 7.12.

                 "Registration Event" has the meaning set forth in the Placement Agreement.

                 "Registration Rights Agreement" means the Registration Rights Agreement dated February 9, 1998, among the Placement Agents, the Related Trustee (and after the Transfer Date, the Trustee), the Related Other Trustees (and after the Transfer Date, the Other Trustees) and the Company, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Registration Statement" means the Registration Statement defined in the Registration Rights Agreement.

                 "Regular Distribution Date" means, with respect to distributions of Scheduled Payments in respect of any series of Certificates, each date designated as such in this Agreement, until payment of all the Scheduled Payments to be made under the Equipment Notes held in the Trust have been made.

                 "Regulation S" means Regulation S under the Securities Act or any successor regulation thereto.

                 "Related Pass Through Trust Agreement" means the Atlas Air 1998-1A-0 Pass Through Trust Agreement relating to the Atlas Air Pass Through Trust 1998-1A-0 and entered into by the Company and the Related Trustee, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

                 "Related Trust" means the Atlas Pass Through Trust 1998-1A-O, formed under the Related Pass Through Trust Agreement.

                 "Related Trustee" means the trustee under the Related Pass Through Trust Agreement.

                 "Request" means a request by the Company setting forth the subject matter of the request accompanied by an Officer's Certificate and an Opinion of Counsel as provided in Section 1.02 of this Agreement.

                 "Responsible Officer" means, with respect to any Trustee, any Loan Trustee and any Owner Trustee, any officer in the Corporate Trust Department of the Trustee, Loan Trustee or Owner Trustee or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

                 "Responsible Party" means, with respect to the Certificates, the person designated as such in the related Trust Supplement.

                 "Rule 144A" means Rule 144A under the Securities Act and any successor rule thereto.

                 "Scheduled Payment" means, with respect to any Equipment Note,
         (i) any payment of principal or interest on such Equipment Note (other than any such payment which is not in fact received by the Trustee or any Subordination Agent within five days of the date on which such payment is scheduled to be made) or (ii) any payment of interest on the Certificates with funds drawn under the Liquidity Facility for such series, which payment represents the installment of principal on such Equipment Note at the stated maturity of such installment, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Equipment Note, or both; provided, however, that any payment of principal, premium, if any, or interest resulting from the redemption or purchase of any Equipment Note shall not constitute a Scheduled Payment.

                 "SEC" means the Securities and Exchange Commission, as from time to time constituted or created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                 "Selling Certificateholder" has the meaning, with respect to any Certificateholder, specified in Section 6.01(b).

                 "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

                 "Special Distribution Date" means, with respect to the Certificates, each date on which a Special Payment is to be distributed as specified in this Agreement.

                 "Special Payment" means (i) any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Equipment Note or Trust Indenture Estate (as defined in each Indenture) or Special Redemption Premium, (ii) the amounts required to be distributed pursuant to the last paragraph of Section 2.02(b) or (iii) the amounts required to be distributed pursuant to the penultimate paragraph of Section 2.02(b).

                 "Special Payments Account" means, with respect to the Certificates, the account or accounts created and maintained for such series pursuant to Section 4.01(b) and the related Trust Supplement.

                 "Special Redemption Premium" means the premium payable by the Company in respect of the Final Withdrawal pursuant to the Note Purchase Agreement.

                 "Specified Investments" means, with respect to any Trust, (i) obligations of, or guaranteed by, the United States Government or agencies thereof, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof rated at least P-2 or its equivalent by Moody's Investors Service, Inc. or at least A-2 or its equivalent by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., (iii) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $100,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.; provided, however, that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar-denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in clause (iii) above or any subsidiary thereof and (v) repurchase agreements with any financial institution having combined capital and surplus of at least $100,000,000 with any of the obligations described in clauses (i) through (iv) above as collateral; provided further that if all of the above investments are unavailable, the entire amounts to be invested may be used to purchase federal funds from an entity described in clause (iii) above.

                 "Subordination Agent" has the meaning specified therefor in the Intercreditor Agreement.

                 "Substitute Aircraft" has the meaning specified in the Note Purchase Agreement.

                 "Temporary Offshore Global Certificates" has the meaning specified in Section 3.01(d).

                 "Transfer Date" has the meaning specified in Section 11.01.

                 "Triggering Event" has the meaning specified therefor in the Intercreditor Agreement.

                 "Trust" means the trust under this Agreement.

                 "Trustee" means Wilmington Trust Company, or its successor in interest, and any successor or other trustee appointed as provided herein.

                 "Trustee's Liens" has the meaning specified in Section 7.17.

                 "Trust Indenture Act", except as otherwise provided in Section 9.06, means, with respect to any particular Trust, the United States Trust Indenture Act of 1939, as in force at the date as of which the related Pass Through Trust Agreement was executed.

                 "Trust Property" means (i) subject to the Intercreditor Agreement, the Equipment Notes held as the property of the Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the Escrow Account, the Certificate Account and the Special Payments Account and, subject to the Intercreditor Agreement, any proceeds from the sale by the Trustee pursuant to Article VI hereof of any such Equipment Note,
         (iii) all rights of the Trust and the Trustee, on behalf of the Trust, under the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement and the Liquidity Facilities, including, without limitation, all rights to receive certain payments thereunder, and all monies paid to the Trustee on behalf of the Trust pursuant to the Intercreditor Agreement or the Liquidity Facilities, provided that rights with respect to the Deposits or under the Escrow Agreement, will not constitute Trust Property.

                 "U.S. Global Certificate" has the meaning specified in Section 3.01(c).

                 "U.S. Physical Certificates" has the meaning specified in
         Section 3.01(e).

                 "7.38% 1998-1A Initial Pass Through Certificates" has the meaning specified in Section 3.01(a).

                 "7.38% 1998-1A Exchange Pass Through Certificates" has the meaning specified in Section 3.01(a).

                 Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company, any Owner Trustee or any Loan Trustee to the Trustee to take any action under any provision of this Agreement, the Company, such Owner Trustee or such Loan Trustee, as the case may be, shall furnish to the Trustee (i) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than a certificate provided pursuant to Section 8.04(d)) shall include:

                 (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Agreement relating thereto;

                 (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                 Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                 Section 1.04. Directions of Certificateholders. (a) Any direction, consent, request, demand, authorization, notice, waiver or other action provided by this Agreement in respect of the Certificates to be given or taken by Certificateholders (a "Direction") may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required pursuant to this Agreement, to the Company or any Loan Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Trust Agreement and conclusive in favor of the Trustee, the Company and the related Loan Trustee, if made in the manner provided in this Section 1.04.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer, and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

                 (c) In determining whether the Certificateholders of the requisite Fractional Undivided Interests of Certificates Outstanding have given any Direction under this Agreement, Certificates owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Certificates which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates Outstanding, such Certificates shall not be so disregarded, and (ii) if any amount of Certificates so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company or any Affiliate thereof.

                 (d) The Company may, at its option, by delivery of an Officer's Certificate to the Trustee, set a record date to determine the Certificateholders in respect of the Certificates, entitled to give any Direction. Notwithstanding Section 316(c) of the Trust

Indenture Act, such record date shall be the record date specified in such Officer's Certificate, which shall be a date not more than 30 days prior to the first solicitation of Certificateholders of the applicable series in connection therewith. If such a record date is fixed, such Direction may be given before or after such record date, but only the Certificateholders of record of the applicable series at the close of business on such record date shall be deemed to be Certificateholders for the purposes of determining whether Certificateholders of the requisite proportion of Outstanding Certificates have authorized or agreed or consented to such Direction, and for that purpose the Outstanding Certificates shall be computed as of such record date; provided, however, that no such Direction by the Certificateholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Agreement not later than one year after such record date.

                 (e) Any Direction by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such Direction is made upon such Certificate.

                 (f) Except as otherwise provided in Section 1.04(c), Certificates owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates.


                                   ARTICLE II

                       ACQUISITION OF THE TRUST PROPERTY

                 Section 2.01. Acquisition of Trust Property. The Trustee is hereby irrevocably authorized and directed to execute and deliver the Assignment and Assumption Agreement on the date specified in Section 11.01 of the Related Pass Through Trust Agreement, subject only to the satisfaction of the conditions set forth in said Section 11.01. This Agreement (except only for the immediately preceding sentence hereof, which is effective upon execution and delivery hereof) shall become effective upon the execution and delivery of the Assignment and Assumption Agreement by the Trustee and the Related Trustee, automatically and without any further signature or action on the part of the Company and the Trustee, and shall thereupon constitute the legal, valid and binding obligation of the parties hereto enforceable against each of the parties hereto in accordance with its terms. Upon such execution and delivery of the Assignment and Assumption Agreement, the Related Trust shall be terminated, the Certificateholders shall receive beneficial interests in the Trust in exchange for their interests in the Related Trust equal to their respective beneficial interests in the Related Trust and the "Outstanding" (as defined in the Related Pass Through Trust Agreement) pass through certificates representing fractional undivided interests in the Related Trust shall be deemed for all purposes of this Agreement, without further signature or action of any party or Certificateholder, to be Certificates representing the same Fractional Undivided Interests in the Trust and Trust Property. By acceptance of its Certificate, each Certificateholder consents to and ratifies such assignment, transfer and delivery of the trust property of the Related Trust to the Trustee upon the execution and delivery of the Assignment and Assumption Agreement.

                 Section 2.02. [Intentionally omitted]

                 Section 2.03. Acceptance by Trustee. The Trustee, upon the execution and delivery of the Assignment and Assumption Agreement, acknowledges its acceptance of all right, title and interest in and to the Trust Property and will hold such right, title and interest for the benefit of all then present and future Certificateholders, upon the trusts herein set forth. By its payment for and acceptance of each Certificate issued under the Related Pass Through Trust Agreement and deemed issued under this Agreement, each Holder of such Certificate as grantor of such Trust thereby joins in the creation and declaration of such Trust.

                 Section 2.04. Limitation of Powers. The Trust is constituted solely for the purpose of making the investment in the Equipment Notes, and, except as set forth herein, the Trustee shall not be authorized or empowered to acquire any other investments or engage in any other activities and, in particular, the Trustee shall not be authorized or empowered to do anything that would cause such Trust to fail to qualify as a "grantor trust" for federal income tax purposes (including, as subject to this restriction, acquiring any Aircraft (as defined in the respective Indentures) by bidding such Equipment Notes or otherwise, or taking any action with respect to any such Aircraft once acquired).


                                  ARTICLE III

                                THE CERTIFICATES

                 Section 3.01. Title, Form, Denomination and Execution of Certificates. (a) The Initial Certificates shall be known as the "7.38% 1998-1A-S Initial Pass Through Certificates" and the Exchange Certificates shall be known as the "7.38% 1998-1A-S Exchange Pass Through Certificates", in each case, of the Trust. Each Certificate will represent a fractional undivided interest in the Trust and shall be substantially in the form set forth as Exhibit A to the Related Pass Through Trust Agreement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Related Pass Through Trust Agreement or by this Agreement, as the case may be, or as the Trustee may deem appropriate, to reflect the fact that the Certificates are being issued hereunder as opposed to under the Related Pass Through Trust Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates. Any portion of the text of any Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Certificate.

                 (b) The Initial Certificates shall be issued only in fully registered form without coupons and only in denominations of $100,000 or integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a denomination of less than $100,000. The Exchange Certificates will be issued in denominations of $1,000 or integral multiples thereof. Each Certificate shall be dated the date of its authentication. The aggregate Fractional Undivided Interest of Certificates initially deemed issued hereunder shall not at any time exceed the aggregate principal amount of "Outstanding" pass through trust certificates representing fractional undivided interests in the Related Trust on the Transfer Date.

                 (c) Initial Certificates offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Certificate in registered form, substantially in the form set forth as Exhibit A to the Related Pass Through Trust Agreement (the "U.S. Global Certificate"), duly executed and authenticated by the Trustee as hereinafter provided. The U.S. Global Certificate will be registered in the name of a nominee for the Depositary and deposited with the Trustee, as custodian for the Depositary. The aggregate principal amount of the U.S. Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                 (d) Initial Certificates offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of a single temporary global Certificate in registered form, substantially in the form set forth as Exhibit A to the Related Pass Through Trust Agreement (the "Temporary Offshore Global Certificate") duly executed and authenticated by the Trustee as hereinafter provided. The Temporary Offshore Global Certificates will be registered in the name of a nominee of the Depositary for credit to the account of the Agent Members acting as depositaries for Euroclear and Cedel and deposited with the Trustee as custodian for the Depositary. At any time following March 21, 1998 (the "Offshore Certificates Exchange Date"), upon receipt by the Trustee of a certificate substantially in the form of Exhibit B to the Related Pass Through Trust Agreement, a single permanent global Certificate in registered form substantially in the form set forth in Exhibit A (the "Permanent Offshore Global Certificate"; and together with the Temporary Offshore Global Certificate, the "Offshore Global Certificates"), duly executed and authenticated by the Trustee as hereinafter provided, shall be registered in the name of a nominee for the Depositary and deposited with the Trustee, as custodian for the Depositary, and the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of any Temporary Offshore Global Certificate in an amount equal to the principal amount of the beneficial interest in such Temporary Offshore Global Certificate transferred. The U.S. Global Certificate and the Offshore Global Certificates are sometimes referred to as the "Global Certificates".

                 (e) Initial Certificates offered and sold to Institutional Accredited Investors shall be issued in the form of permanent certificated Certificates in registered form in substantially the form set forth as Exhibit A to the Related Pass Through Trust Agreement (the "U.S. Physical Certificates"). Certificates issued pursuant to Section 3.05(b) in exchange for interests in any Offshore Global Certificate shall be in the form of permanent certificated Certificates in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Certificates"). The Offshore Physical Certificates and U.S. Physical Certificates are sometimes collectively herein referred to as the "Physical Certificates".

                 (f) The Exchange Certificates shall be issued in the form of one or more global Certificates substantially in the form of Exhibit A to the Related Pass Through Trust Agreement (each, a "Global Exchange Certificate"), except that (i) the Private Placement Legend (hereinafter defined) shall be omitted and (ii) such Exchange Certificates shall contain such appropriate insertions, omissions, substitutions and other variations from the form set forth in Exhibit A to the Related Pass Through Trust Agreement relating to the nature of the Exchange Certificates as the Responsible Officer of the Trustee executing such Exchange Certificates on behalf of the Trust may determine, as evidenced by such officer's execution on behalf of the Trust of such Exchange Certificates. Such Global Exchange Certificates shall be in registered form and be registered in the name of DTC and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC. The aggregate principal amount of any Global Exchange Certificate may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC for such Global Exchange Certificate, which adjustments shall be conclusive as to the aggregate principal amount of any such Global Exchange Certificate. Subject to clause (i) and (ii) of the first sentence of this
Section 3.01(f), the terms hereof applicable to Restricted Global Certificates and/or Global Certificates shall apply to the Global Exchange Certificates, mutatis mutandis.

                 (g) The definitive Certificates shall be in registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

                 Section 3.02. Restrictive Legends. (a) Subject to Section 3.06, unless and until (i) an Initial Certificate is sold under an effective Registration Statement or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case as provided for in the Registration Rights Agreement, each Global Certificate (other than the Permanent Offshore Global Certificate) and each U.S. Physical Certificate shall bear the following legend (the "Private Placement Legend") on the face thereof:

                 THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1),
         (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY ATLAS AIR, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY OF SUCH PERSONS RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (B) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY ATLAS AIR,

         INC., THE TRUSTEE OR ANY AFFILIATE OF ANY OF SUCH PERSONS THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

                 (b) Each Global Certificate shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

                 Section 3.03. Authentication of Certificates. (a) [Intentionally omitted]

                 (b) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Related Trustee or by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

                 Section 3.04. Transfer and Exchange. The Trustee shall cause to be kept at the office or agency to be maintained by it in accordance with the provisions of Section 7.12 of this Agreement a register (the "Register") for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Trustee shall initially be the registrar (the "Registrar") for the purpose of registering the Certificates and transfers and exchanges of the Certificates as herein provided. A Certificateholder may transfer a Certificate by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Agreement, including providing a written certificate or other evidence of compliance with any restrictions on transfer. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Certificateholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by a Certificateholder as provided herein, the Trustee shall treat the person in whose name the Certificate is registered as the owner thereof for all purposes, and the Trustee shall not be affected by notice to the contrary. Furthermore, the Depositary shall, by acceptance of a Global Certificate, agree that transfers of beneficial interests in such Global Certificate may be effected only through a book-entry system maintained by the Depositary (or its agent), and that ownership of a beneficial interest in the Certificate shall be required to be reflected in a book entry. When Certificates are presented to the Registrar with a request to register the transfer or to exchange them for an equal face amount of Certificates of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Trustee shall execute and authenticate Certificates at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of the Certificates, but the Trustee may require payment by the transferor of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charges payable upon exchanges pursuant to Section 3.10 or 9.07).

                 Section 3.05. Book-Entry Provisions for U.S. Global Certificate and Offshore Global Certificates. (a) Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to any Global Certificate held on their behalf by the Depositary, or the Trustee as its custodian, and the Depositary may be treated by the Trustee and any agent of the Trustee as the absolute owner of such Global Certificate for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trustee or any agent of the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Certificate. Upon the issuance of any Global Certificate, the Registrar or its duly appointed agent shall record a nominee of the Depositary as the registered holder of such Global Certificate.

                 (b) Transfers of any Global Certificate shall be limited to transfers of such Global Certificate or Offshore Global Certificate in whole, but not in part, to nominees of the Depositary, its successor or such successor's nominees. Beneficial interests in the U.S. Global Certificate and any Offshore Global Certificate may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.06.
Beneficial interests in the U.S. Global Certificate or an Offshore Global Certificate shall be delivered to all beneficial owners in the form of U.S. Physical Certificates or Offshore Physical Certificates, as the case may be, if
(i) the Depositary notifies the Trustee that it is unwilling or unable to continue as Depositary for the U.S. Global Certificate or such Offshore Global Certificate, as the case may be, and a successor depositary is not appointed by the Trustee within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary to issue Physical Certificates.

                 (c) Any beneficial interest in one of the Global Certificates that is transferred to a Person who takes delivery in the form of an interest in the other Global Certificate will, upon such transfer, cease to be an interest in such Global Certificate and become an interest in the other Global Certificate and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

                 (d) In connection with the transfer of the entire U.S. Global Certificate or an entire Offshore Global Certificate to the beneficial owners thereof pursuant to paragraph (b) of this Section 3.05, such U.S. Global Certificate or Offshore Global Certificate, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such U.S. Global Certificate or Offshore Global Certificate, as the case may be, an equal aggregate principal amount of U.S. Physical Certificates or Offshore Physical Certificates, as the case may be, of authorized denominations.

                 (e) Any U.S. Physical Certificate delivered in exchange for an interest in the U.S. Global Certificate pursuant to paragraph (b) of this Section 3.05 shall, except as otherwise provided by paragraph (f) of
Section 3.06, bear the Private Placement Legend.

                 (f) Any Offshore Physical Certificate delivered in exchange for an interest in an Offshore Global Certificate pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section 3.06, bear the applicable legend regarding transfer restrictions set forth in Section 3.02(a).

                 (g) The registered holder of the U.S. Global Certificate or any Offshore Global Certificate may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Certificates.

                 Section 3.06.  Special Transfer Provisions.  Unless and until
(i) an Initial Certificate is sold under an effective Registration Statement, or (ii) an Initial Certificate is exchanged for an Exchange Certificate pursuant to an effective Exchange Offer Registration Statement, in each case pursuant to the Registration Rights Agreement, the following provisions shall apply to such Initial Certificates:

                 (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate to any Institutional Accredited Investor which is not a QIB (excluding transfers to or by Non-U.S. Persons):

                          (i) The Registrar shall register the transfer of any Certificate, whether or not such Certificate bears the Private Placement Legend, if (x) the requested transfer is at least three years after the later of the original issue date of the Certificates and the last date on which such Certificate was held by the Company or any affiliate of any such persons or (y) the proposed transferee has delivered to the Registrar a letter substantially in the form of Exhibit D to the Related Pass Through Trust Agreement and the aggregate principal amount of the Certificates being transferred is at least $100,000.

                          (ii)    If the proposed transferor is an Agent Member
                 holding a     beneficial interest in the U.S. Global
                 Certificate, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to the transferor or at its direction, one or more U.S. Physical Certificates of like tenor and amount.

                 (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of an Initial Certificate to a QIB (excluding Non-U.S. Persons):

                          (i) If the Certificate to be transferred consists of U.S. Physical Certificates or an interest in any Temporary Offshore Global Certificate, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Initial Certificate stating, or has otherwise advised the Trustee and the Registrar in writing, that it is purchasing the Initial Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Trust and/or the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                          (ii)    Upon receipt by the Registrar of the
                 documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the U.S. Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificates or interests in the Temporary Offshore Global Certificate, as the case may be, being transferred, and the Trustee shall cancel such Physical Certificates or decrease the amount of such Temporary Offshore Global Certificate so transferred.

                 (c) Transfers of Interests in the Permanent Offshore Global Certificate or Offshore Physical Certificates. The Registrar shall register any transfer of interests in the Permanent Offshore Global Certificate or Offshore Physical Certificates without requiring any additional certification.

                 (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any registration of any transfer of an Initial Certificate to a Non-U.S. Person:

                          (i) Prior to the Offshore Certificates Exchange Date, the Registrar shall register any proposed transfer of an Initial Certificate to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth as Exhibit C to the Related Pass Through Trust Agreement from the proposed transferor.

                          (ii) On and after the Offshore Certificates Exchange Date, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Certificate to be transferred is a U.S. Physical Certificate or an interest in the U.S. Global Certificate, upon receipt of a certificate substantially in the form of Exhibit C from the proposed transferor. The Registrar shall promptly send a copy of such certificate to the Company.

                          (iii) Upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and (B) upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificate or the U.S. Global Certificate, as the case may be, to be transferred, and the Trustee shall cancel the Physical Certificate, if any, so transferred or decrease the amount of such U.S. Global Certificate.

                 (e) Private Placement Legend. Upon the transfer, exchange or replacement of Certificates not bearing the Private Placement Legend, the Registrar shall deliver Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Certificates bearing the Private Placement Legend, the Registrar shall deliver only Certificates that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) or (e)(ii) of this Section 3.06 exist or (ii) there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                 (f) General. By its acceptance of any Certificate bearing the Private Placement Legend, each Holder of such a Certificate acknowledges the restrictions on transfer of such Certificate set forth in this Agreement and agrees that it will transfer such Certificate only as provided in this Agreement. The Registrar shall not register a transfer of any Certificate unless such transfer complies with the restrictions on transfer of such Certificate set forth in this Agreement. In connection with any transfer of Certificates, each Certificateholder agrees by its acceptance of the Certificates to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine the sufficiency of any such certifications, legal opinions or other information.

                 Until such time as no Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.05 or this Section 3.06. The Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                 Section 3.07. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Registrar or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Registrar and the Trustee such security, indemnity or bond, as may be required by them to save each of them harmless, then, in the absence of notice to the Registrar or the Trustee that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the Uniform Commercial Code in effect in any applicable jurisdiction are met, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate or Certificates, in authorized denominations and of like Fractional Undivided Interest and bearing a number not contemporaneously outstanding.

                 In connection with the issuance of any new Certificate under this Section 3.07, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith.

                 Any duplicate Certificate issued pursuant to this Section 3.07 shall constitute conclusive evidence of the appropriate Fractional Undivided Interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                 Section 3.08. Persons Deemed Owners. Prior to due presentment of a Certificate for registration of transfer, the Trustee, the Registrar and any Paying Agent may treat the Person in whose name any Certificate is registered (as of the day of determination) as the owner of such Certificate for the purpose of receiving distributions pursuant to Article

IV and for all other purposes whatsoever, and none of the Trustee, the Registrar or any Paying Agent shall be affected by any notice to the contrary.

                 Section 3.09. Cancellation. All Certificates surrendered for payment or transfer or exchange shall, if surrendered to the Trustee or any agent of the Trustee other than the Registrar, be delivered to the Registrar for cancellation and shall promptly be cancelled by it. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Registrar shall be destroyed and a certification of their destruction delivered to the Trustee.

                 Section 3.10. Temporary Certificates. Until definitive Certificates are ready for delivery, the Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have insertions, substitutions, omissions and other variations determined to be appropriate by the officers executing the temporary Certificates, as evidenced by their execution of such temporary Certificates. If temporary Certificates are issued, the Trustee will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee designated for such purpose pursuant to Section 7.12, without charge to the Certificateholder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like face amount of definitive Certificates of authorized denominations. Until so exchanged, the temporary Certificates shall be entitled to the same benefits under this Agreement as definitive Certificates.

                 Section 3.11. Limitation of Liability for Payments. All payments and distributions made to Certificateholders shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of Article IV of this Agreement. Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to the income and proceeds from the Trust Property for any payment or distribution due to such Certificateholder pursuant to the terms of this Agreement and that it will not have any recourse to the Company, the Trustee, the Loan Trustees, the Liquidity Providers, the Owner Trustees or the Owner Participants, except as otherwise expressly provided herein or in the Intercreditor Agreement.

                 The Company is a party to this Agreement solely for purposes of meeting the requirements of the Trust Indenture Act, and therefore shall not have any right, obligation or liability hereunder (except as otherwise expressly provided herein).

                                   ARTICLE IV

                          DISTRIBUTIONS; STATEMENTS TO
                               CERTIFICATEHOLDERS

                 Section 4.01. Certificate Account and Special Payments Account. (a) The Trustee shall establish and maintain on behalf of the Certificateholders a Certificate Account as one or more non-interest-bearing accounts. The Trustee shall hold such Certificate Account in trust for the benefit of the Certificateholders, and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when a Scheduled Payment is made to the Trustee under the Intercreditor Agreement with respect to the Certificates, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Scheduled Payment in such Certificate Account.

                 (b) The Trustee shall establish and maintain on behalf of the Certificateholders a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04. The Trustee shall hold the Special Payments Account in trust for the benefit of the Certificateholders and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when one or more Special Payments are made to the Trustee under the Intercreditor Agreement and upon payment of the Special Redemption Premium to the Trustee under the Note Purchase Agreement with respect to the Certificates, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments in such Special Payments Account.

                 (c) The Trustee shall present (or, if applicable, cause the Subordination Agent to present) to the related Loan Trustee of each Equipment Note such Equipment Note on the date of its stated final maturity or, in the case of any Equipment Note which is to be redeemed in whole pursuant to the related Indenture, on the applicable redemption date under such Indenture.

                 Section 4.02. Distributions from Certificate Account and Special Payments Account. (a) On each Regular Distribution Date with respect to a series of Certificates or as soon thereafter as the Trustee has confirmed receipt of the payment of all or any part of the Scheduled Payments due on the Equipment Notes held (subject to the Intercreditor Agreement) in the related Trust on such date, the Trustee shall distribute out of the applicable Certificate Account the entire amount deposited therein pursuant to Section 4.01(a). There shall be so distributed to each Certificateholder of record of such series on the Record Date with respect to such Regular Distribution Date (other than as provided in Section 11.01 concerning the final distribution) by check mailed to such Certificateholder, at the address appearing in the Register, such Certificateholder's pro rata share (based on the Fractional Undivided Interest in the Trust held by such Certificateholder) of the total amount in the applicable Certificate Account, except that, with respect to Certificates registered on the Record Date in the name of a Clearing Agency (or its nominee), such distribution shall be made by wire transfer in immediately available funds to the account designated by such Clearing Agency (or such nominee).

                 (b) On each Special Distribution Date with respect to any Special Payment with respect to the Certificates or as soon thereafter as the Trustee has confirmed receipt of any Special Payments due on the Equipment Notes held (subject to the Intercreditor Agreement) in the related Trust or realized upon the sale of such Equipment Notes or receipt of the Special Redemption Premium, the Trustee shall distribute out of the applicable Special Payments Account the entire amount of such applicable Special Payment deposited therein pursuant to Section 4.01(b). There shall be so distributed to each Certificateholder of record of such series on the Record Date with respect to such Special Distribution Date (other than as provided in Section 11.01 concerning the final distribution) by check mailed to such Certificateholder, at the address appearing in the Register, such Certificateholder's pro rata share (based on the Fractional Undivided Interest in the related Trust held by such Certificateholder) of the total amount in the applicable Special Payments Account on account of such Special Payment, except that, with respect to Certificates registered on the Record Date in the name of a Clearing Agency (or its nominee), such distribution shall be made by wire transfer in immediately available funds to the account designated by such Clearing Agency (or such nominee).

                 (c) The Trustee shall, at the expense of the Company, cause notice of each Special Payment with respect to a series of Certificates to be mailed to each Certificateholder at his address as it appears in the Register. In the event of redemption or purchase of Equipment Notes held in the related Trust, such notice shall be mailed not less than 15 days prior to the Special Distribution Date for the Special Payment resulting from such redemption or purchase, which Special Distribution Date shall be the date of such redemption or purchase. In the event that any Special Redemption Premium is to be paid by the Company to the Trustee under the Note Purchase Agreement, such notice shall be mailed, together with the notice by the Escrow Paying Agent under Section 2.06 of the Escrow Agreement, not less than 20 days prior to the Special Distribution Date for such amount, which Special Distribution Date shall be the Final Withdrawal Date. In the case of any other Special Payments, such notice shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment, stating the Special Distribution Date for such Special Payment which shall occur not less than 15 days after the date of such notice and as soon as practicable thereafter. Notices mailed by the Trustee shall set forth:

                 (i) the Special Distribution Date and the Record Date therefor (except as otherwise provided in Section 11.01);

                 (ii) the amount of the Special Payment for each $1,000 face amount Certificate and the amount thereof constituting principal, premium, if any, and interest;

                 (iii)    the reason for the Special Payment; and

                 (iv) if the Special Distribution Date is the same date as a Regular Distribution Date for the Certificates, the total amount to be received on such date for each $1,000 face amount Certificate.

If the amount of (i) premium, if any, payable upon the redemption or purchase of an Equipment Note or (ii) the Special Redemption Premium, if any, has not been calculated at the time that the Trustee mails notice of a Special Payment, it shall be sufficient if the notice sets forth the other amounts to be distributed and states that any premium received will also be distributed.

                 If any redemption of the Equipment Notes held in any Trust is cancelled, the Trustee, as soon as possible after learning thereof, shall cause notice thereof to be mailed to each Certificateholder at its address as it appears on the Register.

                 Section 4.03. Statements to Certificateholders. (a) On each Regular Distribution Date and Special Distribution Date, the Trustee will include with each distribution of a Scheduled Payment or Special Payment, as the case may be, to Certificateholders a statement setting forth the information provided below (in the case of a Special Payment, including any Special Redemption Premium, reflecting in part the information provided by the Escrow Paying Agent under the Escrow Agreement). Such statement shall set forth (per $1,000 aggregate principal amount of Certificate as to (ii), (iii), (iv) and (v) below) the following information:

                 (i) the aggregate amount of funds distributed on such Distribution Date under the Agreement and under the Escrow Agreement, indicating the amount allocable to each source;

                 (ii) the amount of such distribution under this Agreement allocable to principal and the amount allocable to premium (including the Special Redemption Premium), if any;

                 (iii) the amount of such distribution under this Agreement allocable to interest;

                 (iv) the amount of such distribution under the Escrow Agreement allocable to interest;

                 (v) the amount of such distribution under the Escrow Agreement allocable to Deposits; and

                 (vi)     the Pool Balance and the Pool Factor.

                 With respect to the Certificates registered in the name of a Clearing Agency or its nominee, on the Record Date prior to each Distribution Date, the Trustee will request from the Clearing Agency a securities position listing setting forth the names of all Clearing Agency Participants reflected on the Clearing Agency's books as holding interests in the Certificates on such Record Date. On each Distribution Date, the Trustee will mail to each such Clearing Agency Participant the statement described above and will make available additional copies as requested by such Clearing Agency Participant for forwarding to holders of interests in the Certificates.

                 (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i), (a)(ii), (a)(iii), (a)(iv) and (a)(v) above with respect to the related Trust for such calendar year or, in the event such Person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Certificateholder shall reasonably request as necessary for the purpose of such Certificateholder's preparation of its federal income tax returns. Such statement and such other items shall be prepared on the basis of information supplied to the Trustee by the Clearing Agency Participants and shall be delivered by the Trustee to such Clearing Agency Participants to be available for forwarding by such Clearing Agency Participants to the holders of interests in the Certificates in the manner described in Section 4.03(a).

                 (c) Promptly following (i) the Transfer Date, if there has been any change in the information set forth in clauses (x), (y) and (z) below from that set forth in page 65 of the Offering Memorandum, and (ii) any early redemption or purchase of, or any default in the payment of principal or interest in respect of, any of the Equipment Notes held in the Trust, or any Final Withdrawal, the Trustee shall furnish to Certificateholders of record on such date a statement setting forth (x) the expected Pool Balances for each subsequent Regular Distribution Date following the Transfer Date, (y) the related Pool Factors for such Regular Distribution Dates and (z) the expected principal distribution schedule of the Equipment Notes, in the aggregate, held as Trust Property at the date of such notice. With respect to the Certificates registered in the name of a Clearing Agency, on the Transfer Date, the Trustee will request from such Clearing Agency a securities position listing setting forth the names of all Clearing Agency Participants reflected on such Clearing Agency's books as holding interests in the Certificates on such date. The Trustee will mail to each such Clearing Agency Participant the statement described above and will make available additional copies as requested by such Clearing Agency Participant for forwarding to holders of interests in the Certificates.

                 Section 4.04. Investment of Special Payment Moneys. Any money received by the Trustee pursuant to Section 4.01(b) representing a Special Payment which is not distributed on the date received shall, to the extent practicable, be invested in Permitted Investments by the Trustee pending distribution of such Special Payment pursuant to Section 4.02. Any investment made pursuant to this Section 4.04 shall be in such Permitted Investments having maturities not later than the date that such moneys are required to be used to make the payment required under Section 4.02 on the applicable Special Distribution Date and the Trustee shall hold any such Permitted Investments until maturity. The Trustee shall have no liability with respect to any investment made pursuant to this Section 4.04, other than by reason of the willful misconduct or negligence of the Trustee. All income and earnings from such investments shall be distributed on such Special Distribution Date as part of such Special Payment.


                                   ARTICLE V

                                  THE COMPANY

                 Section 5.01. Maintenance of Corporate Existence. The Company, at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in
Section 5.02; provided, however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

                 Section 5.02. Consolidation, Merger, Etc. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

                 (a) the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall be (i) organized and validly existing under the laws of the United States of America or any state thereof or the District of Columbia, (ii) a "citizen of the United States" as defined in 49 U.S.C. Section 40102(a)(15), as amended, and (iii) a United States certificated air carrier, if and so long as such status is a condition of entitlement to the benefits of Section 1110 of the Bankruptcy Reform Act of 1978, as amended (11 U.S.C. Section 1110), with respect to the Leases or the Aircraft owned by the Company;

                 (b) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Trustee applicable to the Certificates a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to the Trustee containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of the Note Documents and of this Agreement applicable to the Certificates to be performed or observed by the Company; and

                 (c) the Company shall have delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel of the Company reasonably satisfactory to the Trustee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (b) above comply with this
         Section 5.02 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                 Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety in accordance with this Section 5.02, the successor corporation or Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement applicable to the Certificates with the same effect as if such successor corporation or Person had been named as the Company herein. No such conveyance, transfer or lease of substantially all of the assets of the Company as an entirety shall have the effect of releasing any successor corporation or Person which shall have become such in the manner prescribed in this Section
5.02 from its liability in respect of this Agreement and any Note Document applicable to the Certificates to which it is a party.


                                   ARTICLE VI

                                    DEFAULT

                 Section 6.01. Events of Default. (a) Exercise of Remedies. Upon the occurrence and during the continuation of any Indenture Default under any Indenture, the Trustee may, to the extent it is the Controlling Party at such time (as determined pursuant to the Intercreditor Agreement), direct the exercise of remedies as provided in the Intercreditor Agreement.

                 (b) Purchase Rights of Certificateholders. By acceptance of its Certificate, each Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering Event,

                 (i) each Class B Certificateholder shall have the right to purchase all, but not less than all, of the Certificates upon ten days' written notice to the Trustee and each other Class B Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class B Certificateholder notifies such purchasing Class B Certificateholder that such other Class B Certificateholder wants to participate in such purchase, then such other Class B Certificateholder may join with the purchasing Class B Certificateholder to purchase all, but not less than all, of the Certificates pro rata based on the Fractional Undivided Interest in the Class B Trust held by each such Class B Certificateholder and (B) if prior to the end of such ten-day period any other Class B Certificateholder fails to notify the purchasing Class B Certificateholder of such other Class B Certificateholder's desire to participate in such a purchase, then such other Class B Certificateholder shall lose its right to purchase the Certificates pursuant to this Section 6.01(b);

                 (ii) each Class C Certificateholder shall have the right (which shall not expire upon any purchase of the Certificates pursuant to clause (i) above) to purchase all, but not less than all, of the Certificates and the Class B Certificates upon ten days' written notice to the Trustee, the Class B Trustee and each other Class C Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C Certificateholder notifies such purchasing Class C Certificateholder that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder to purchase all, but not less than all, of the Certificates and the Class B Certificates pro rata based on the Fractional Undivided Interest in the Class C Trust held by each such Class C Certificateholder and (B) if prior to the end of such ten-day period any other Class C Certificateholder fails to notify the purchasing Class C Certificateholder of such other Class C Certificateholder's desire to participate in such a purchase, then such other Class C Certificateholder shall lose its right to purchase the Certificates pursuant to this Section 6.01(b); and

                 (iii) each Class D Certificateholder shall have the right (which shall not expire upon any purchase of the Certificates pursuant to clause (i) or (ii) above) to purchase all, but not less than all, of the Certificates, the Class B Certificates and the Class C Certificates upon ten days' written notice to the Trustee, the Class B Trustee, the Class C Trustee and each other Class D Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class D Certificateholder notifies such purchasing Class D Certificateholder that such other Class D Certificateholder wants to participate in such purchase, then such other Class D Certificateholder may join with the purchasing Class D Certificateholder to purchase all, but not less than all, of the Certificates, the Class B Certificates and the Class C Certificates pro rata based on the Fractional Undivided Interest in the Class D Trust held by each such Class D Certificateholder and (B) if prior to the end of such ten-day period any other Class D Certificateholder fails to notify the purchasing Class D Certificateholder of such other Class D Certificateholder's desire to participate in such a purchase, then such other Class D Certificateholder shall lose its right to purchase the Certificates pursuant to this Section 6.01(b).

                 The purchase price with respect to the Certificates shall be equal to the Pool Balance of the Certificates, together with accrued and unpaid interest thereon to the date of such purchase, without premium, but including any other amounts then due and payable to the Certificateholders under this Agreement, the Intercreditor Agreement, the Escrow Agreement or any Note Document or on or in respect of the Certificates; provided, however, that (i) if such purchase occurs after the record date specified in Section 2.03(b) of the Escrow Agreement relating to the distribution of unused Deposits and accrued and unpaid interest thereunder, such purchase price shall be reduced by the aggregate amount of unused Deposits and interest to be distributed under the Escrow Agreement (which deducted amounts shall remain distributable to, and may be retained by, the Certificateholder as of such Record Date) and (ii) if such purchase occurs after a Record Date, such purchase price shall be reduced by the amount to be distributed hereunder on the related Distribution Date (which deducted amounts shall remain distributable to, and may be retained by, the Certificateholder as of such Record Date); provided further that no such purchase of Certificates shall be effective unless the purchaser(s) shall certify to the Trustee that contemporaneously with such purchase, such purchaser(s) is purchasing, pursuant to the terms of this Agreement and the Other Agreements, the Certificates, the Class B Certificates and the Class C Certificates which are senior to the securities held by such purchaser(s).
Each payment of the purchase price of the Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 6.01(b). Each Certificateholder agrees by its acceptance of its Certificate that it will, subject to Section 3.04 of this Agreement, upon payment from such Class B Certificateholder(s), Class C Certificateholder(s) or Class D Certificateholder(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser(s) thereof (without recourse, representation or warranty of any kind except for its own acts), all of the right, title, interest and obligation of such Certificateholder in this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor Agreement, the Liquidity Facilities, the Note Documents and all Certificates and Escrow Receipts held by such Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser shall assume all of such Certificateholder's obligations under this Agreement, the Escrow Agreement, the Deposit Agreement, the Intercreditor

Agreement, the Liquidity Facilities, the Note Documents and all such Certificates and Escrow Receipts. The Certificates will be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of the Certificateholders to deliver any Certificates and, upon such a purchase, (i) the only rights of the Certificateholders will be to deliver the Certificates to the purchaser(s) and receive the purchase price for such Certificates and (ii) if the purchaser(s) shall so request, such Certificateholder will comply with all the provisions of Section 3.04 of this Agreement to enable new Certificates to be issued to the purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Certificates shall be borne by the purchaser thereof.

                 As used in this Section 6.01, the terms "Class B Certificateholder", "Class B Trust", "Class B Certificate", "Class B Trustee", "Class C Certificate", "Class C Certificateholder", "Class C Trust", "Class C Trustee", "Class D Certificateholder" and "Class D Trust", shall have the respective meanings assigned to such terms in the Intercreditor Agreement.

                 Section 6.02. Incidents of Sale of Equipment Notes. Upon any sale of all or any part of the Equipment Notes held in the Trust made either under the power of sale given under this Agreement or otherwise for the enforcement of this Agreement, the following shall be applicable:

                 (a) Certificateholders and Trustee May Purchase Equipment Notes. Any Certificateholder, the Trustee in its individual or any other capacity or any other Person may bid for and purchase any of the Equipment Notes held in the Trust, and upon compliance with the terms of sale, may hold, retain, possess and dispose of such Equipment Notes in their own absolute right without further accountability.

                 (b) Receipt of Trustee Shall Discharge Purchaser. The receipt of the Trustee making such sale shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or its personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof.

                 (c) Application of Moneys Received upon Sale. Any moneys collected by the Trustee upon any sale made either under the power of sale given by this Agreement or otherwise for the enforcement of this Agreement shall be applied as provided in Section 4.02.

                 Section 6.03. Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit. If there shall be a failure to make payment of the principal of, premium, if any, or interest on any Equipment Note held in the Trust, or if there shall be any failure to pay Rent (as defined in the relevant Lease) under any Lease when due and payable, then the Trustee, in, its own name and as trustee of an express trust, as holder of such Equipment Notes, to the extent permitted by and in accordance with the terms of any related Intercreditor Agreement and any related Note Documents (subject to rights of the applicable Owner Trustee or Owner Participant to cure any such failure to pay principal of, premium, if any, or interest on any Equipment Note or to pay Rent under any Lease in accordance with the applicable Indenture), shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Equipment Notes or under such Lease and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

                 Section 6.04.  Control by Certificateholders.  Subject to
Section 6.03 and the Intercreditor Agreement, the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the related Trust shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Trust or pursuant to the terms of the Intercreditor Agreement, or exercising any trust or power conferred on the Trustee under this Agreement or the Intercreditor Agreement, including any right of the Trustee as Controlling Party under the Intercreditor Agreement or as holder of the Equipment Notes held in the related Trust; provided, however, that

                 (a) such Direction shall not in the opinion of the Trustee be in conflict with any rule of law or with this Agreement and would not involve the Trustee in personal liability or expense,

                 (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Certificateholders not taking part in such Direction, and

                 (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such Direction.

                 Section 6.05. Waiver of Past Defaults. Subject to any related Intercreditor Agreement, the Certificateholders holding Certificates of a series evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust (i) may on behalf of all of the Certificateholders waive any past Event of Default hereunder and its consequences or (ii) if the Trustee is the Controlling Party, may direct the Trustee to instruct the applicable Loan Trustee to waive any past Indenture Event of Default under any related Indenture and its consequences, and thereby annul any Direction given by such Certificateholders or the Trustee to such Loan Trustee with respect thereto, except a default:

                 (a) in the deposit of any Scheduled Payment or Special Payment under Section 4.01 or in the distribution of any payment under
         Section 4.02 on the Certificates, or

                 (b) in the payment of the principal of (premium, if any) or interest on the Equipment Notes held in the Trust, or

                 (c) in respect of a covenant or provision hereof which under Article IX hereof cannot be modified or amended without the consent of each Certificateholder holding an Outstanding Certificate of a series affected thereby.

Upon any such waiver, such default shall cease to exist with respect to the Certificates and any Event of Default arising therefrom shall be deemed to have been cured for every purpose and any direction given by the Trustee on behalf of the Certificateholders to the relevant Loan Trustee shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Upon any such waiver, the Trustee shall vote the Equipment Notes issued under the relevant Indenture to waive the corresponding Indenture Event of Default.

                 Section 6.06. Right of Certificateholders to Receive Payments Not to Be Impaired. Anything in this Agreement to the contrary notwithstanding, including, without limitation, Section 6.07 hereof, but subject to the Intercreditor Agreement, the right of any Certificateholder to receive distributions of payments required pursuant to Section 4.02 hereof on the applicable Certificates when due, or to institute suit for the enforcement of any such payment on or after the applicable Regular Distribution Date or Special Distribution Date, shall not be impaired or affected without the consent of such Certificateholder.

                 Section 6.07. Certificateholders May Not Bring Suit Except Under Certain Conditions. A Certificateholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Agreement, unless:

                 (a) such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default;

                 (b) Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than 25% of the related Trust shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 7.03(e);

                 (c) the Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

                 (d) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust.

                 It is understood and intended that no one or more of the Certificateholders shall have any right in any manner whatsoever hereunder or under the related Trust Supplement or under the Certificates to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property of the Trust, or the lien of any related Indenture on any property subject thereto, or the rights of the Certificateholders or the holders of the Equipment Notes, (ii) obtain or seek to obtain priority over or preference with respect to any other such Certificateholder or (iii) enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders subject to the provisions of this Agreement.

                 Section 6.08. Remedies Cumulative. Every remedy given hereunder to the Trustee or to any of the Certificateholders shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.

                 Section 6.09. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, however, that neither this Section 6.09 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


                                  ARTICLE VII

                                  THE TRUSTEE

                 Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default in respect of a Trust, the Trustee undertakes to perform such duties in respect of the Trust as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee.

                 (b) In case an Event of Default in respect of a Trust has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement in respect of the Trust, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                 (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section 7.01; and

                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

                 (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

                 Section 7.02. Notice of Defaults. As promptly as practicable after, and in any event within 90 days after, the occurrence of any default (as such term is defined below) hereunder known to the Trustee, the Trustee shall transmit by mail to the Company, any Owner Trustees, the Owner Participants, the Loan Trustees and the Certificateholders holding Certificates in accordance with Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal, premium, if any, or interest on any Equipment Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith shall determine that the withholding of such notice is in the interests of the Certificateholders. For the purpose of this Section 7.02 in respect of any Trust, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default in respect of that Trust.

                 Section 7.03. Certain Rights of Trustee. Subject to the provisions of Section 315 of the Trust Indenture Act:

                 (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Request;

                 (c) whenever in the administration of this Agreement or the Intercreditor Agreement, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company, any Owner Trustee or any Loan Trustee;

                 (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or the Intercreditor Agreement at the Direction of any of the Certificateholders pursuant to this Agreement or the Intercreditor Agreement, unless the Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such Direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

                 (g) the Trustee may execute any of the trusts or powers under this Agreement or the Intercreditor Agreement or perform any duties under this Agreement or the Intercreditor Agreement either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under this Agreement or the Intercreditor Agreement;

                 (h) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the Direction of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the

         Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or the Intercreditor Agreement; and

                 (i) the Trustee shall not be required to expend or risk its own funds in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

                 Section 7.04. Not Responsible for Recitals or Issuance of Certificates. The recitals contained herein and in the Certificates, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. Subject to Section 7.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement, any Equipment Notes, the Intercreditor Agreement, the Deposit Agreement, the Escrow Agreement, the Certificates, or any Note Documents, except that the Trustee hereby represents and warrants that this Agreement has been, and the Registration Rights Agreement, each Certificate, the Note Purchase Agreement, the Escrow Agreement and the Intercreditor Agreement will be, executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

                 Section 7.05. May Hold Certificates. The Trustee, any Paying Agent, Registrar or any of their Affiliates or any other agent, in their respective individual or any other capacity, may become the owner or pledgee of Certificates and, subject to Sections 310(b) and 311 of the Trust Indenture Act, if applicable, may otherwise deal with the Company, any Owner Trustees or the Loan Trustees with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

                 Section 7.06. Money Held in Trust. Money held by the Trustee or the Paying Agent in trust under this Agreement need not be segregated from other funds except to the extent required herein or by law and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as provided for herein.

                 Section 7.07. Compensation and Reimbursement. The Company agrees:

                 (a) to pay, or cause to be paid, to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                 (b) to reimburse, or cause to be reimbursed, the Trustee upon its request for all reasonable out- of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement or the Intercreditor Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith or as may be incurred due to the Trustee's breach of its representations and warranties set forth in
         Section 7.15; and

                 (c) to indemnify the Trustee with respect to the Certificates, pursuant to Section 8.1 of the Owned Aircraft Participation Agreements and Section 9.1 of the Leased Aircraft Participation Agreements, as the case may be.

                 The Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates upon, all property and funds held or collected by the Trustee in its capacity as Trustee for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of the Trust (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax. The Trustee shall notify the Company of any claim for any tax for which it may seek reimbursement. If the Trustee reimburses itself from the Trust Property of such Trust for any such tax, it will mail a brief report within 30 days setting forth the amount of such tax and the circumstances thereof to all Certificateholders as their names and addresses appear in the Register.

                 Section 7.08. Corporate Trustee Required; Eligibility. The Trust shall at all times have a Trustee which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000). If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.08 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

                 In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08 to act as Trustee of the Trust, the Trustee shall resign immediately as Trustee of the Trust in the manner and with the effect specified in Section 7.09.

                 Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee of the Trust pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.10.

                 (b) The Trustee may resign at any time as Trustee of the Trust by giving prior written notice thereof to the Company, the Authorized Agents, the Owner Trustees and the Loan Trustees. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, the Owner Trustees and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (c) The Trustee may be removed at any time by Direction of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in such Trust delivered to the Trustee and to the Company, the Owner Trustees and the Loan Trustees.

                 (d)      If at any time in respect of the Trust:

                 (i) the Trustee shall fail to comply with Section 310 of the Trust Indenture Act, if applicable, after written request therefor by the Company or by any Certificateholder who has been a bona fide Certificateholder for at least six months; or

                 (ii)     the Trustee shall cease to be eligible under Section
         7.08 and shall fail to resign after written request therefor by the Company or by any such Certificateholder; or

                 (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (i) the Company may remove the Trustee or (ii) any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee of the Trust.

                 (e) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax (as defined below) in respect of any Trust which has been or is likely to be asserted, the Trustee shall promptly notify the Company and shall, within 30 days of such notification, resign as Trustee of such Trust hereunder unless within such 30-day period the Trustee shall have received notice that the Company has agreed to pay such tax. The Company shall promptly appoint a successor Trustee of such Trust in a jurisdiction where there are no Avoidable Taxes. As used herein, an "Avoidable Tax" in respect of such Trust means a state or local tax: (i) upon (w) such Trust, (x) such Trust Property, (y) Certificateholders of the Trust or (z) the Trustee for which the Trustee is entitled to seek reimbursement from the Trust Property of such Trust, and (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States of America. A tax shall not be an Avoidable Tax in respect of any Trust if the Company or any Owner Trustee shall agree to pay, and shall pay, such tax.

                 (f) If the Trustee shall resign, be removed or become incapable of acting as Trustee of the Trust or if a vacancy shall occur in the office of the Trustee of the Trust for any cause, the Company shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or other occurrence of such vacancy, a successor Trustee shall be appointed by Direction of the Certificateholders holding Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in such Trust delivered to the Company, the Owner Trustees, the Loan Trustee and the retiring Trustee, then the successor Trustee so appointed shall, with the approval of the Company of such appointment, which approval shall not be unreasonably withheld, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed as provided above. If no successor Trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, the resigning Trustee or any Certificateholder who has been a bona fide Certificateholder of the related series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (g) The successor Trustee shall give notice of the resignation and removal of the Trustee and appointment of the successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Certificateholders as their names and addresses appear in the Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

                 Section 7.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all Trust Property held by such retiring Trustee, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, the Company, the retiring Trustee and such successor Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Trustee all such rights, powers and trusts.

                 No institution shall accept its appointment as a Trustee hereunder unless at the time of such acceptance such institution shall be qualified and eligible under this Article VII.

                 Section 7.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, however, that such corporation shall be otherwise qualified and eligible under this Article VII, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been executed or authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such execution or authentication and deliver the Certificates so executed or authenticated with the same effect as if such successor Trustee had itself executed or authenticated such Certificates.

                 Section 7.12. Maintenance of Agencies. (a) With respect to each series of Certificates, there shall at all times be maintained an office or agency in the location set forth in Section 12.04 where Certificates may be presented or surrendered for registration of transfer or for exchange, and for payment thereof, and where notices and demands, to or upon the Trustee in respect of such Certificates or this Agreement may be served; provided, however, that, if it shall be necessary that the Trustee maintain an office or agency in another location with respect to the Certificates (e.g., the Certificates shall be represented by Definitive Certificates and shall be listed on a national securities exchange), the Trustee will make all reasonable efforts to establish such an office or agency. Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to the Company, any Owner Trustees, the Loan Trustees (in the case of any Owner Trustee or Loan Trustee, at its address specified in the Note Documents or such other address as may be notified to the Trustee) and the Certificateholders. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                 (b) There shall at all times be a Registrar and a Paying Agent hereunder with respect to the Certificates. Each such Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, or a corporation having a combined capital and surplus in excess of $5,000,000, the obligations of which are guaranteed by a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by federal or state authorities. The Trustee shall initially be the Paying Agent and, as provided in Section 3.04, Registrar hereunder with respect to the Certificates. Each Registrar shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

                 (c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent, if such successor corporation is otherwise eligible under this Section 7.12, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

                 (d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, the Company, any Owner Trustees and the Loan Trustees. The Company may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee.
Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section
7.12 (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 7.12. The Company shall give written notice of any such appointment made by it to the Trustee, any Owner Trustees and the Loan Trustees; and in each case the Trustee shall mail notice of such appointment to all Certificateholders as their names and addresses appear on the Register for such series.

                 (e) The Company agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses.

                 Section 7.13. Money for Certificate Payments to Be Held in Trust. All moneys deposited with any Paying Agent for the purpose of any payment on Certificates shall be deposited and held in trust for the benefit of the Certificateholders entitled to such payment, subject to the provisions of this Section 7.13. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Certificateholders with respect to which such money was deposited.

                 The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Section 7.14. Registration of Equipment Notes in Trustee's Name. Subject to the provisions of any Intercreditor Agreement, the Trustee agrees that all Equipment Notes to be purchased by any Trust and Permitted Investments, if any, shall be issued in the name of the Trustee as trustee for the applicable Trust or its nominee and held by the Trustee in trust for the benefit of the Certificateholders, or, if not so held, the Trustee or its nominee shall be reflected as the owner of such Equipment Notes or Permitted Investments, as the case may be, in the register of the issuer of such Equipment Notes or Permitted Investments, as the case may be.

                 Section 7.15. Representations and Warranties of Trustee. The Trustee hereby represents and warrants, on the Transfer Date, that:

                 (a) the Trustee is a Delaware banking corporation organized and validly existing in good standing under the laws of the State of Delaware;

                 (b) the Trustee has full power, authority and legal right to receive the Trust Property assigned by the Related Trustee, assume the obligations under, and perform, the Assignment and Assumption Agreement, this Agreement, the Intercreditor Agreement, the Escrow Agreement and the Note Documents and has taken all necessary action to authorize such receipt, assumption and performance by it of this Agreement, the Intercreditor Agreement, the Escrow Agreement and the Note Documents to which it is a party;

                 (c) the receipt of the Trust Property under the Assignment and Assumption Agreement and the performance by the Trustee of the Assignment and Assumption Agreement, this Trust Supplement, the Intercreditor Agreement, the Escrow Agreement and the Note Documents
         (i) will not violate any provision of any United States federal law or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of association or by-laws of the Trustee, and (iii) will not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee's performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

                 (d) the receipt of the Trust Property under the Assignment and Assumption Agreement and the performance by the Trustee of the Assignment and Assumption Agreement, this Agreement, the Intercreditor Agreement, the Escrow Agreement and the Note Documents will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the state of the United States where it is located regulating the banking and corporate trust activities of the Trustee; and

                 (e) The Assignment and Assumption Agreement has been duly executed and delivered by the Trustee and this Agreement, the Intercreditor Agreement, the Escrow Agreement and the Note Documents have been, or will be, as applicable, duly executed and delivered by the Trustee and constitute, or will constitute, as applicable, the legal, valid and binding agreements of the Trustee, enforceable against it in accordance with their respective terms; provided, however, that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

                 Section 7.16. Withholding Taxes; Information Reporting. As to the Certificates, the Trustee, as trustee of the related grantor trust created by this Agreement, shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due under this Agreement or under the Certificates any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Certificates, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Certificateholders, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each such Certificateholder appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Certificateholders may reasonably request from time to time. The Trustee agrees to file any other information reports as it may be required to file under United States law.

                 Section 7.17. Trustee's Liens. The Trustee in its individual capacity agrees that it will, in respect of each Trust created by this Agreement, at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim ("Trustee's Liens") on or with respect to the Trust Property of such Trust which is attributable to the Trustee either (i) in its individual capacity and which is unrelated to the transactions contemplated by this Agreement, the Intercreditor Agreement, the Note Purchase Agreement or the Note

Documents or (ii) as Trustee hereunder or in its individual capacity and which arises out of acts or omissions which are not contemplated by this Agreement.

                 Section 7.18. Preferential Collection of Claims. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. If the Trustee shall resign or be removed as Trustee, it shall be subject to
Section 311(a) of the Trust Indenture Act to the extent provided therein.


                                  ARTICLE VIII

                CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

                 Section 8.01. The Company to Furnish Trustee with Names and Addresses of Certificateholders. The Company will furnish to the Trustee within 15 days after each Record Date with respect to a Scheduled Payment, and at such other times as the Trustee may request in writing within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Company as to the names and addresses of the Certificateholders, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Registrar, no such list need be furnished; and provided further, however, that no such list need be furnished for so long as a copy of the Register is being furnished to the Trustee pursuant to Section 7.12.

                 Section 8.02. Preservation of Information; Communications to Certificateholders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders contained in the most recent list furnished to the Trustee as provided in Section 7.12 or
Section 8.01, as the case may be, and the names and addresses of Certificateholders of each series received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.12 or Section 8.01, as the case may be, upon receipt of a new list so furnished.

                 Section 8.03. Reports by Trustee. Within 60 days after May 15 of each year commencing with the first full year following the issuance of any series of Certificates, the Trustee shall transmit to the Certificateholders, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act.

                 Section 8.04.  Reports by the Company.  The Company shall:

                 (a) file with the Trustee, within 30 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                 (b) file with the Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of the Company provided for in this Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 1.02;

                 (c) transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this
         Section 8.04 as may be required by rules and regulations prescribed by the SEC; and

                 (d) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his knowledge of the Company's compliance with all conditions and covenants under this Agreement (it being understood that for purposes of this paragraph (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement).

                                   ARTICLE IX

                            SUPPLEMENTAL AGREEMENTS

                 Section 9.01. Supplemental Agreements Without Consent of Certificateholders. Without the consent of the Certificateholders, the Company may (but will not be required to), and the Trustee (subject to Section 9.03) shall, at the Company's request, at any time and from time to time, enter into one or more agreements supplemental hereto or to the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement, the Deposit Agreement or a Liquidity Facility, in form satisfactory to the Trustee, for any of the following purposes:

                 (a) to provide for the formation of a Trust, the issuance of a series of Certificates and other matters contemplated by Section 2.01; or

                 (b) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein contained or of the Company's obligations under the Intercreditor Agreement, the Note Purchase Agreement, the Indemnity Agreement or any Liquidity Facility or to evidence the succession of another corporation to the Depositary or any Liquidity Provider and the assumption by any such successor of the obligations of the Depositary or such Liquidity Provider, as the case may be, under the Intercreditor Agreement, the Note Purchase Agreement, the Deposit Agreement, the Indemnity Agreement or any Liquidity Facility; or

                 (c) to add to the covenants of the Company for the benefit of the Certificateholders, or to surrender any right or power conferred upon the Company in this Agreement, the Intercreditor Agreement, the Note Purchase Agreement or any Liquidity Facility; or

                 (d) to correct or supplement any provision in this Agreement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement, the Deposit Agreement or any Liquidity Facility which may be defective or inconsistent with any other provision herein or therein or to cure any ambiguity or to modify any other provision with respect to matters or questions arising under this Agreement, the Intercreditor Agreement, the Escrow Agreement, the Note Purchase Agreement, the Deposit Agreement or any Liquidity Facility, provided, however, that any such action shall not materially adversely affect the interests of the Certificateholders; to correct any mistake in this Agreement, the Intercreditor Agreement or any Liquidity Facility; or, as provided in the Intercreditor Agreement, to give effect to or provide for a Replacement Liquidity Facility (as defined in the Intercreditor Agreement); or

                 (e) to comply with any requirement of the SEC, any applicable law, rules or regulations of any exchange or quotation system on which the Certificates are listed or of any regulatory body; or

                 (f) to modify, eliminate or add to the provisions of this Agreement, the Intercreditor Agreement or any Liquidity Facility to such extent as shall be necessary to continue the qualification of this Agreement, the Intercreditor Agreement or any Liquidity Facility (including any supplemental agreement) under the Trust Indenture Act or under any similar Federal statute hereafter enacted, and to add to this Agreement, the Intercreditor Agreement or any Liquidity Facility such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in
         Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this Agreement was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                 (g) to evidence and provide for the acceptance of appointment under this Agreement, the Intercreditor Agreement or any Liquidity Facility by a successor Trustee and to add to or change any of the provisions of this Agreement, the Intercreditor Agreement or any Liquidity Facility as shall be necessary to provide for or facilitate the administration of the Trust, pursuant to the requirements of Section 7.10; or

                 (h)      to provide the information required under Section
         7.12 and Section 12.04 as to the Trustee; or

                 (i) to make any other amendments or modifications hereto, provided, however, that such amendments or modifications shall apply to Certificates to be thereafter issued;

provided, however, that no such supplemental agreement shall adversely affect the status of any Trust as a grantor trust under Subpart E, Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

                 Section 9.02. Supplemental Agreements with Consent of Certificateholders. With respect to the Trust and the Certificates, with the consent of the Certificateholders (including consents obtained in connection with a tender offer or exchange offer for the Certificates) evidencing Fractional Undivided Interests aggregating not less than a majority in interest in such Trust, by Direction of said Certificateholders delivered to the Company and the Trustee, the Company may (with the consent of the Owner Trustees, if any, relating to the Certificates, which consent shall not be unreasonably withheld), but shall not be obligated to, and the Trustee (subject to Section 9.03) shall, enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Intercreditor Agreement, the Escrow Agreement, the Deposit Agreement, the Note Purchase Agreement or any Liquidity Facility to the extent applicable to such Certificateholders or of modifying in any manner the rights and obligations of such Certificateholders under this Agreement, the Intercreditor Agreement, the Escrow Agreement, the Deposit Agreement, the Note Purchase Agreement or any Liquidity Facility; provided, however, that no such agreement shall, without the consent of the Certificateholder of each Outstanding Certificate affected thereby:

                 (a) reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Equipment Notes held in such Trust or distributions that are required to be made herein on any Certificate, or change any date of payment on any Certificate, or change the place of payment where, or the coin or currency in which, any Certificate is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Regular Distribution Date or Special Distribution Date applicable thereto; or

                 (b) permit the disposition of any Equipment Note included in the Trust Property of such Trust except as permitted by this Agreement, or otherwise deprive such Certificateholder of the benefit of the ownership of the Equipment Notes in such Trust; or

                 (c) alter the priority of distributions specified in the Intercreditor Agreement in a manner materially adverse to the interests of the Certificateholders; or

                 (d) reduce the specified percentage of the aggregate Fractional Undivided Interests of such Trust that is required for any such supplemental agreement, or reduce such specified percentage required for any waiver (of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences) provided for in this Agreement; or

                 (e)      modify any of the provisions of this Section 9.02 or
         Section 6.05, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Certificateholder of each Certificate affected thereby; or

                 (f) adversely affect the status of any Trust as a grantor trust under Subpart E, Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

                 It shall not be necessary for any Direction of such Certificateholders under this Section 9.02 to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Direction shall approve the substance thereof.

                 Section 9.03. Documents Affecting Immunity or Indemnity. If in the opinion of the Trustee any document required to be executed by it pursuant to the terms of Section 9.01 or 9.02 affects any interest, right, duty, immunity or indemnity in favor of the Trustee under this Agreement or any Trust Supplement, the Trustee may in its discretion decline to execute such document.

                 Section 9.04. Execution of Supplemental Agreements. In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

                 Section 9.05. Effect of Supplemental Agreements. Upon the execution of any agreement supplemental to this Agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Certificateholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent applicable to such series.

                 Section 9.06. Conformity with Trust Indenture Act. Every supplemental agreement executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                 Section 9.07. Reference in Certificates to Supplemental Agreements. Certificates authenticated and delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Certificates after proper presentation and demand.


                                   ARTICLE X

                   AMENDMENTS TO INDENTURE AND NOTE DOCUMENTS

                 Section 10.01. Amendments and Supplements to Indenture and Other Note Documents. In the event that the Trustee, as holder (or beneficial owner through the Subordination Agent) of any Equipment Notes (or as a prospective purchaser of any

Postponed Notes) in trust for the benefit of the Certificateholders or as Controlling Party under an Intercreditor Agreement, receives (directly or indirectly through the Subordination Agent) a request for a consent to any amendment, modification, waiver or supplement under any Indenture, other Note Document or any other related document, which request would require the consent of Certificateholders under Section 9.02 hereof, the Trustee shall forthwith send a notice of such proposed amendment, modification, waiver or supplement to each Certificateholder registered on the Register as of the date of such notice. The Trustee shall request from the Certificateholders a Direction as to (a) whether or not to take or refrain from taking (or direct the Subordination Agent to take or refrain from taking) any action which a holder of (or, with respect to Postponed Notes, a prospective purchaser of) such Equipment Note or a Controlling Party has the option to direct, (b) whether or not to give or execute (or direct the Subordination Agent to give or execute) any waivers, consents, amendments, modifications or supplements as a holder of (or, with respect to Postponed Notes, a prospective purchaser of) such Equipment Note or as Controlling Party and (c) how to vote (or direct the Subordination Agent to vote) any Equipment Note (or, with respect to a Postponed Note, its commitment to acquire such Postponed Note) if a vote has been called for with respect thereto. Provided such a request for Certificateholder Direction shall have been made, in directing any action or casting any vote or giving any consent as the holder of any Equipment Note (or in directing the Subordination Agent in any of the foregoing), (i) other than as Controlling Party, the Trustee shall vote for or give consent to any such action with respect to such Equipment Note (or Postponed Note) in the same proportion as that of (A) the aggregate face amounts of all Certificates actually voted in favor of or for giving consent to such action by such Direction of Certificateholders to (B) the aggregate face amount of all Outstanding Certificates and (ii) as Controlling Party, the Trustee shall vote as directed in such Certificateholder Direction by the Certificateholders evidencing a Fractional Undivided Interest aggregating not less than a majority in interest in the Trust. For purposes of the immediately preceding sentence, a Certificate shall have been "actually voted" if the Holder of such Certificate has delivered to the Trustee an instrument evidencing such Holder's consent to such Direction prior to one Business Day before the Trustee directs such action or casts such vote or gives such consent. Notwithstanding the foregoing, but subject to Section 6.04 and any Intercreditor Agreement, the Trustee may, with respect to the Certificates, in its own discretion and at its own direction, consent and notify the relevant Loan Trustee of such consent (or direct the Subordination Agent to consent and notify the Loan Trustee of such consent) to any amendment, modification, waiver or supplement under any related Indenture or any other related Note Document if an Event of Default hereunder shall have occurred and be continuing or if such amendment, modification, waiver or supplement will not materially adversely affect the interests of the Certificateholders.

                                   ARTICLE XI

                             TERMINATION OF TRUSTS

                 Section 11.01. Termination of the Trust. The respective obligations and responsibilities of the Company and the Trustee shall terminate upon the distribution to all Certificateholders and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust continue beyond one hundred ten (110) years following the date of the execution of this Agreement.

                 Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly by the Trustee to Certificateholders not earlier than the 60th day and not later than the 15th day next preceding such final Distribution Date specifying (A) the Distribution Date upon which the proposed final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein specified, (B) the amount of any such proposed final payment, and (c) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates in accordance with such notice, the Trustee shall cause to be distributed to Certificateholders such final payments.

                 In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. No additional interest shall accrue on the Certificates after the Distribution Date specified in the first written notice. In the event that any money held by the Trustee for the payment of distributions on the Certificates shall remain unclaimed for two years (or such lesser time as the Trustee shall be satisfied, after sixty days' notice from the Company, is one month prior to the escheat period provided under applicable law) after the final distribution date with respect thereto, the Trustee shall pay to each Loan Trustee the appropriate amount of money relating to such Loan Trustee and shall give written notice thereof to the related Owner Trustees, the Owner Participants and the Company.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                 Section 12.01. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

                 Section 12.02. Liabilities of Certificateholders. Neither the existence of the Trust nor any provision in this Agreement is intended to or shall limit the liability the Certificateholders would otherwise incur if the Certificateholders owned Trust Property as co-owners, or incurred any obligations of the Trust, directly rather than through the Trust.

                 Section 12.03. Registration of Equipment Notes in Name of Subordination Agent. If the Trust is party to the Intercreditor Agreement, the Trustee agrees that all Equipment Notes to be purchased by such Trust shall be issued in the name of the Subordination Agent under the Intercreditor Agreement or its nominee and held by such Subordination Agent in trust for the benefit of the Certificateholders, or, if not so held, such Subordination Agent or its nominee shall be reflected as the owner of such Equipment Notes in the register of the issuer of such Equipment Notes.

                 Section 12.04. Notices. (a) Unless otherwise specifically provided herein, all notices required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice may be given by United States mail, courier service or telecopy, and any such notice shall be effective when delivered or received or, if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid,

                 (i)      if to the Company:

                                  Atlas Air, Inc.
                                  538 Commons Drive
                                  Golden, CO  80401
                                  Attention:  Chief Financial Officer
                                  Facsimile:  (303) 526-5051

                 (ii)     if to the Trustee:

                                  Wilmington Trust Company
                                  One Rodney Square

                                  1100 N. Market Street
                                  Wilmington, DE  19890-0001
                                  Attention:  Corporate Trust Department
                                  Facsimile:  (302) 651-8882

                 (b) The Company or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

                 (c) Any notice or communication to Certificateholders shall be mailed by first-class mail to the addresses for Certificateholders shown on the Register kept by the Registrar and to addresses filed with the Trustee for Certificate Owners. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Certificateholders or Certificate Owners.

                 (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                 (e) If the Company mails a notice or communication to the Certificateholders, it shall mail a copy to the Trustee and to each Paying Agent for such series at the same time.

                 (f) Notwithstanding the foregoing, all communications or notices to the Trustee shall be deemed to be given only when received by a Responsible Officer of the Trustee.

                 (g) The Trustee shall promptly furnish the Company with a copy of any demand, notice or written communication received by the Trustee hereunder from any Certificateholder, Owner Trustee or Loan Trustee.

                 Section 12.05. Governing Law. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND, TOGETHER WITH THE CERTIFICATES, SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                 Section 12.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Trust, or of the Certificates or the rights of the Certificateholders thereof.

                 Section 12.07. Trust Indenture Act Controls. Upon the occurrence of any Registration Event, this Agreement shall become subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions. From and after any Registration Event, if any provision of this Agreement limits, qualifies or conflicts with another provision which is required to be included in this Agreement by the Trust Indenture Act, the required provision shall control.

                 Section 12.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                 Section 12.09. Successors and Assigns. All covenants, agreements, representations and warranties in this Agreement by the Trustee and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

                 Section 12.10. Benefits of Agreement. Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                 Section 12.11. Legal Holidays. In any case where any Regular Distribution Date or Special Distribution Date relating to any Certificate shall not be a Business Day, then (notwithstanding any other provision of this Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date, and no interest shall accrue during the intervening period.

                 Section 12.12. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                 Section 12.13. Communication by Certificateholders with Other Certificateholders. Certificateholders may communicate with other Certificateholders with respect to their rights under this Agreement or the Certificates pursuant to Section 312(b) of the Trust Indenture Act. The Company, the Trustee and any and all other persons benefitted by this Agreement shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

                 Section 12.14. Intention of Parties. The parties hereto intend that each Trust be classified for U.S. federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. The Trustee agrees to hold all assets of each Trust for investment purposes only. Each Certificateholder and Investor, by its acceptance of its Certificate or a beneficial interest therein, agrees to treat the Trust as a grantor trust for all U.S. federal, state and local income tax purposes. The powers granted and obligations undertaken pursuant to this Agreement shall be so construed so as to further such intent.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first written above.


                                ATLAS AIR, INC.


                                By:  /s/ RICHARD H. SHUYLER
                                     -----------------------------------------
                                     Name:  Richard H. Shuyler
                                     Title: Chief Financial Officer, Sr. Vice
                                            Pres., Finance; and Corporate
                                            Treasurer


                                WILMINGTON TRUST COMPANY,
                                     as Trustee


                                By:  /s/ JAMES P. LAWLER
                                     -----------------------------------------
                                     Name:  JAMES P. LAWLER
                                     Title: Vice President